INVESCO EUROPEAN SMALL COMPANY                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER:       811-1540
SERIES NO.:        18

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $ 2,987
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $     5
                               Class C                      $   337
                               Class Y                      $11,076
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.2733
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.1565
                               Class C                      $0.1565
                               Class Y                      $0.3145
                               Class R6                     $0.3212

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       11,236
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           29
                               Class C                        2,215
                               Class Y                       36,557
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 16.58
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 15.49
                               Class C                      $ 15.52
                               Class Y                      $ 16.64
                               Class R6                     $ 16.64

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2017
FILE NUMBER:        811-1540
SERIES NO.:         19

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                      $ 4,080
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                      $     9
                                Class C                      $   390
                                Class Y                      $ 1,662
                                Class R5                     $   178
                                Class R6                     $ 2,387

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                      $0.5201
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                      $0.3868
                                Class C                      $0.3868
                                Class Y                      $0.5646
                                Class R5                     $0.5812
                                Class R6                     $0.5990

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                        8,406
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                           23
                                Class C                        1,078
                                Class Y                        3,214
                                Class R5                         335
                                Class R6                       4,290

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 19.33
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 18.38
                                Class C                      $ 18.38
                                Class Y                      $ 19.36
                                Class R5                     $ 19.18
                                Class R6                     $ 19.17

INVESCO SMALL CAP EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2017
FILE NUMBER:        811-1540
SERIES NO.:         21

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                       35,758
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                          101
                                Class C                                        4,158
                                Class R                                        4,917
                                Class Y                                       14,386
                                Class R5                                       2,974
                                Class R6                                      17,976

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                      $ 15.35
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                      $ 12.36
                                Class C                                      $ 12.35
                                Class R                                      $ 14.44
                                Class Y                                      $ 15.86
                                Class R5                                     $ 16.88
                                Class R6                                     $ 16.99

INVESCO GLOBAL CORE EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2017
FILE NUMBER:        811-1540
SERIES NO.:         23

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                      $ 7,231
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                      $    18
                                Class C                      $   139
                                Class R                      $    11
                                Class Y                      $   584
                                Class R5                     $     5
                                Class R6                     $     0

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                      $0.1530
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                      $0.0274
                                Class C                      $0.0274
                                Class R                      $0.1112
                                Class Y                      $0.1940
                                Class R5                     $0.1940
                                Class R6                     $0.1940

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                       49,275
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                          619
                                Class C                        5,290
                                Class R                          104
                                Class Y                        3,041
                                Class R5                          25
                                Class R6                           1

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                      $ 16.20
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                      $ 15.40
                                Class C                      $ 15.44
                                Class R                      $ 16.19
                                Class Y                      $ 16.19
                                Class R5                     $ 16.41
                                Class R6                     $ 16.41